UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 18, 2002
                               ------------------
             Date of the Earliest Event Reported: September 16, 2002
                               ------------------


                       RIGHT MANAGEMENT CONSULTANTS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)


         0-15539                                        23-2153729
         -------                                        ------------
         (Commission                              (IRS Employer Identification
         file number)                                     Number)



              1818 Market Street, Philadelphia, Pennsylvania 19103
              ---------------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588

Item 5:  Other Matters

On September 16, 2002, Right Management Consultants, Inc.'s (the Company) Board of Directors authorized a 3-for-2 common stock split, to be effected on October 15, 2002, through a 50% stock dividend, for shareholders of record as of October 1, 2002. The Company announced this 3-for-2 common stock split in a press release on September 18, 2002. In addition, the Company announced in this press release that it will withdraw its Registration Statement on Form S-3 for a 3,850,000 share offering that was filed with the Securities and Exchange Commission on June 4, 2002, and amended on June 17, 2002 and June 25, 2002. The Company also announced its third quarter earnings release date. A copy of the press release is filed as Exhibit 99.1 of this Form 8-K.

Item 7:  Exhibits

Exhibit
Number            Description

99.1 Press release announcing a 3-for-2 common stock split, withdrawal of its Registration Statement and the third quarter earnings release date.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RIGHT MANAGEMENT CONSULTANTS, INC.
                                    (Registrant)

Date: September 18, 2002            By: /S/ CHARLES J. MALLON
                                        ------------------------------------
                                        Charles J. Mallon
                                        Executive Vice President and
                                        Chief Financial Officer